                              Judge: The Honorable Thomas T. Glover
                              Chapter: 11
                              Hearing Location:   Park Place Building
                                                  1200 Sixth Avenue
                                                  Seattle, Washington
                                                  Room 416
                              Hearing Date:       [No Hearing Scheduled]
                              Hearing Time:       [No Hearing Scheduled]
                              Response Date:      [No Hearing Scheduled]

                         UNITED STATES BANKRUPTCY COURT

                         WESTERN DISTRICT OF WASHINGTON

                                   AT SEATTLE

In re                              ) Case No. 95-00100
                                   )
LAMONTS APPAREL, INC.,             )
a Delaware corporation, dba        )
LAMONTS, LAMONTS FOR KIDS, fka     ) STIPULATION RE PROCEDURES FOR
TEXSTYRENE CORPORATION, a          ) CONFIRMATION OF PLAN; AND ORDER THEREON
Delaware corporation, ARIS         )
CORPORATION, a Delaware            )
corporation, LAMONTS               )
CORPORATION, a Delaware            )
corporation, and LAMONTS           )
APPAREL, INC., a Washington        )
corporation,                       )
                                   )
                    Debtor.        )
                                   )
Taxpayer Identification            )
No. 75-2076160                     )
                                   )
Debtor's Former Address:           )
------------------------           )
  3650 131st Avenue S.E.           )
  Bellevue, WA  98006              )
                                   )
Debtor's Current Address:          )
-------------------------          )
  12413 Willows Road N.E.          )
  Kirkland, WA  98034              )
________________________________   )


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TO THE HONORABLE THOMAS T. GLOVER, UNITED STATES BANKRUPTCY JUDGE:

          THIS STIPULATION is entered into by and among Lamonts Apparel, Inc., a Delaware corporation ("Lamonts"); the Official Committee of Creditors Holding Unsecured Claims (the "Unsecured Creditors' Committee"); the Official Committee of Bondholders (the "Bondholders' Committee"); and the Official Committee of Equity Security Holders (the "Equity Committee"); with reference to the following facts and recitations:

          A. Lamonts is the debtor and debtor in possession in the above-captioned case under chapter 11 of the Bankruptcy Code. Lamonts filed its voluntary petition herein on January 6, 1995.

          B. On October 23, 1996, Lamonts filed the "Debtor's Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code" (the "Plan"). The Plan has been approved by the Unsecured Creditors' Committee, the Bondholders' Committee, and the Equity Committee.

          C. A hearing to consider confirmation of the Plan (the "Confirmation Hearing") has been scheduled to commence on January 6, 1997, at 3:00 p.m.

          D. After discussions, Lamonts, the Unsecured Creditors' Committee, the Bondholders' Committee, and the Equity Committee have agreed to request jointly that the Court conduct the Confirmation Hearing in accordance with the procedures set forth in this Stipulation.


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          NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the parties hereto, through their respective attorneys of record, as follows:

          1. Lamonts shall, by declarations filed in advance of the Confirmation Hearing and/or by additional evidence to be introduced at the time of the Confirmation Hearing, establish that the Plan has been duly accepted by the requisite majorities of each class of impaired claims and interests and that all other requirements specified in the Bankruptcy Code and Bankruptcy Rules for confirmation of the Plan have been duly satisfied, with the sole exception of the "Deferred Confirmation Requirements" specified in paragraph 3 below.

          2. Lamonts, the Unsecured Creditors' Committee, the Bondholders' Committee, and the Equity Committee hereby jointly request and stipulate that the Court recess the Confirmation Hearing after each of the matters referred to in paragraph 1 above has been established to the Court's satisfaction and thereupon continue the Confirmation Hearing to April 14, 1997, at 11:00 a.m. (the "Continued Confirmation Hearing"). The purpose of the Continued Confirmation Hearing shall be for the Court to consider evidence and make findings with respect to the Deferred Confirmation Requirements and, if all confirmation requirements shall have then been duly satisfied, to enter an appropriate order confirming the Plan at that time.


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          3.   The Deferred Confirmation Requirements to be considered at the
Continued Confirmation Hearing shall consist of those matters specified in Sections 1129(a)(5)(A) and 1129(a)(11) of the Bankruptcy Code.

          4. Lamonts, the Unsecured Creditors' Committee, the Bondholders' Committee, and the Equity Committee believe and submit that the confirmation procedures set forth in this Stipulation are in the best interests of the estate, creditors, and shareholders, and will facilitate the successful reorganization of Lamonts.



DATED:  December __, 1996


                                             ___________________________________
                                             JEFFREY H. DAVIDSON and
                                             MICHAEL H. GOLDSTEIN, Members of
                                             STUTMAN, TREISTER & GLATT
                                             PROFESSIONAL CORPORATION
                                             Special Reorganization Counsel
                                             for Debtor and Debtor in Possession



DATED:  December __, 1996

                                             ___________________________________
                                             RICHARD J. HYATT (WSBA No. 14048)
                                             RYAN SWANSON & CLEVELAND
                                             1201 Third Avenue, Suite 3400
                                             Seattle, WA  98101
                                             Telephone:  (206) 464-4224
                                             Counsel for Debtor and
                                             Debtor in Possession


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DATED:  December __, 1996                    ___________________________________
                                             LAWRENCE C. GOTTLIEB
                                             SIEGEL, SOMMERS & SCHWARTZ, LLP
                                             470 Park Avenue S., 16th Fl.
                                             New York, NY  10016
                                             Telephone:  (212) 889-7570
                                             Counsel for Official Committee of
                                             Creditors Holding Unsecured Claims



DATED:  December __, 1996                    ___________________________________
                                             JON D. SCHNEIDER
                                             GOODWIN, PROCTER & HOAR
                                             Exchange Place
                                             53 State Street
                                             Boston, MA  02109
                                             Telephone:  (617) 570-1000
                                             Counsel for Official Committee of
                                             Bondholders


DATED:  December __, 1996                    ___________________________________
                                             PAUL SILVERSTEIN
                                             ANDREWS & KURTH
                                             425 Lexington
                                             New York, NY 10017
                                             Telephone:  (212) 850-2800
                                             Counsel for Official Committee of
                                             Equity Security Holders


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                                    O R D E R

          AT SEATTLE, WASHINGTON, IN SAID DISTRICT, ON THIS ____ DAY OF DECEMBER, 1996.

          The foregoing Stipulation is hereby approved; and

          IT IS SO ORDERED.




                                             __________________________________
                                             THOMAS T. GLOVER
                                             UNITED STATES BANKRUPTCY JUDGE



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